     AMENDMENT, dated June 15, 2001 , to the Custody Agreements listed in schedule 1 to this Amendment (each an "Agreement") between the funds listed in schedule 1 hereto (each a "Customer"), and The Chase Manhattan Bank ("Bank").

     It is hereby agreed as follows:

     Section 1. Except as modified herby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

     Section 2. The Agreement is amended by deleting the Investment Company Rider thereto and inserting, in lieu thereof, the following Rider:

     I. Add the following after the first sentence of Section 3 of the
     Agreement:

     At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

     II. Add the following language to the end of Section 3 of the Agreement:

     (i) The term Subcustodian as used herein shall mean the following:

     (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7); and

     (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

     (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

     (a) outside the U.S., an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in
     (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

     (b) in the U.S., a "securities depository" as defined in SEC rule 17f-4(a).

     (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

     III. "Add new Section 16 to the Agreement as follows:

     16. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 17f-5 ("RULE 17f-5").

     (a) Customer's board of directors (or equivant body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Customer's Foreign Assets, and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).


01nyc7811

     (b) In connection with the foregoing, Bank shall:

     (i) provide written reports notifying Customer's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

     (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

     (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

     (iv) determine that the written contract with the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(1); and that such written contract contains the provisions set forth in Rule 17f-5(c)(2) or other provisions that the Bank determines will provide, in their entirety, the same or greater level of care and protection for the Foreign Assets: and

     (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; (vi) in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care, Bank shall notify Customer and promptly select another Eligible Foreign Custodian in such country and shall arrange for the transfer of any Foreign Assets to that Custodian as soon as practicable; it being understood, however, that in the event that Bank shall have determined that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

     (c) Except as expressly provided herein and in Section 17 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

     (d) Bank represents to Customer that it is a U.S. Bank defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currently controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

     (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

     IV. Add the following language to the end of the first sentence of Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

     V. Add a new Section 17 to the Agreement as follows:

     17. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 17f-7 ("RULE 17f-7").

     (a) Bank shall, for consideration by Customer, provide an analysis in accordance with the rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

     (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 17(a) above.

     (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible and shall then act in accordance with instructions of Customer with respect to the disposition of any Foreign Assets held by such depository. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

     (d) Bank need not commence performing any of the duties set forth in this
Section 17 prior to March 31, 2001, but Bank shall advise Customer if it is prepared to commence such duties prior to such date as to particular depositories.

                  ------------------------------------------

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


[On behalf of each Customer listed in schedule 1]     CHASE MANHATTAN BANK
By: /s/ Barry Fink                                    By: /s/ Catherine LoGrasso
    -----------------------------------                   ----------------------
Name: Barry Fink                                      Name: Catherine LoGrasso
Title: Vice President                                 Title: Vice President
Date: 6/15/01                                         Date: 6/22/01

                                   SCHEDULE 1

FUNDS                                                                     CUSTODY AGREEMENT DATE
------------------------------------------------------------------------ -----------------------
  MSDW World Wide Income Trust                                               Sept. 20, 1991
  MSDW European Growth Fund Inc.                                             March 28, 1990
  MSDW Pacific Growth Fund Inc.                                               Nov. 30, 1990
  MSDW Variable Invest-Euro Growth                                            Feb. 28, 1991
  MSDW Var Invest-Glob Dividend Growth                                        Feb. 11, 1994
  MSDW Variable Invest-Pacific Growth                                         Feb. 11, 1994
  MSDW Latin Amer Growth Fund                                                 Oct. 30, 1992
  MSDW Global Dividend Growth Securities                                     April 28, 1993
  MSDW International SmallCap Fund                                             June 2, 1994
  MSDW Select Dimensions Invest Series--Diversified Income Portfolio           Nov. 7, 1994
  MSDW Select Dimensions Invest Series--The Emerging Markets Portfolio         Nov. 9, 1994
  MS Dean Witter Information Fund                                            Sept. 18, 1995
  MS Dean Witter Japan Fund                                                   Feb. 28, 1996
  MSDW Worldwide High Yield Fund
  MSDW International Fund                                                       May 4, 1999
  MSDW Variable Series Information Portfolio                                   Nov. 6, 2000
  MSDW Competitive Edge (Lux SICAV)
  MSDW Sicav U.S. Growth and Income
  MSDW Diversified Income                                                     Jan. 16, 1992
  Morgan Stanley: TCW/DW Emerging Markets Opportunities Trust
  MSDW International Value Equity Fund                                        Feb. 14, 2001

                                   SCHEDULE 1

1.   Morgan Stanley Diversified Income Trust
2.   Morgan Stanley European Growth Fund Inc.
3.   Morgan Stanley Global Dividend Growth Securities
4.   Morgan Stanley Information Fund
5.   Morgan Stanley International Fund
6.   Morgan Stanley International SmallCap Fund
7.   Morgan Stanley International Value Equity Fund
8.   Morgan Stanley Japan Fund
9.   Morgan Stanley Latin American Growth Fund
10.  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
11.  Morgan Stanley Select Dimensions Investment Series:
       The Diversified Income Portfolio
       The Emerging Markets Portfolio
12.  Morgan Stanley Variable Investment Series:
       The European Growth Portfolio
       The Global Dividend Growth Portfolio
       The Information Portfolio
       The Pacific Growth Portfolio

                                  APPENDIX 1-A


                       INFORMATION REGARDING COUNTRY RISK


     1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):



       A.       Opinions of local counsel concerning:

--     i.       Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

--     ii.      Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

--     iii.     Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

       B.       Written information concerning:

--     i.       The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.

--     ii.      Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

       C.       A market report with respect to the following topics:

                (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible
                Securities Depositories (including Depository evaluation), if any.

       2.       Bank shall furnish the following additional information:

                  Market flashes, including with respect to changes in the information in market reports.

                                  Appendix 1-B


                        ELIGIBLE SECURITIES DEPOSITORIES

Appendix 1-B

                            SECURITIES DEPOSITORIES


------------------------------------------------------------------------------------------------------------
   COUNTRY                           DEPOSITORY                                    INSTRUMENTS
------------------------------------------------------------------------------------------------------------
  ARGENTINA   CVSA                                                     Equity, Corporate Debt, Government
              (Caja de Valores S.A.)                                   Debt

  ARGENTINA   CRYL                                                     Government Debt
              (Central de Registration y Liquidacion de
              Instrumentos de Endeudamiento Publico)

  AUSTRALIA   AUSTRACLEAR LIMITED                                      Corporate Debt, Money Market,
                                                                       Semi-Government Debt

  AUSTRALIA   CHESS                                                    Equity
              (Clearing House Electronic Sub-register System)

  AUSTRALIA   RITS                                                     Government Debt
              (Reserve Bank of Australia/Reserve Bank Information
              and Transfer System)

  AUSTRIA     OEKB                                                     Equity, Corporate Debt, Government
              (Oesterreichische Kontrollbank AG)                       Debt

  BELGIUM     CIK                                                      Equity, Corporate Debt
              (Caisse Interprofessionnelle de Depots et de Virements
              de Titres S.A.)

  BELGIUM     NBB                                                      Corporate Debt, Government Debt
              (National Bank of Belgium)

  BRAZIL      CBLC                                                     Equity
              (Companhia Brasileira de Liquidacao e Custodia)

  BRAZIL      CETIP                                                    Corporate Debt
              (Central de Custodia e Liquidacao Financiera de Titulos
              Privados)

  BRAZIL      SELIC                                                    Government Debt
              (Sistema Especial de Liquidacao e Custodia)

  BULGARIA    BNB                                                      Government Debt
              (Bulgaria National Bank)

  BULGARIA    CDAD                                                     Equity, Corporate Debt
              (Central Depository A.D.)

  CANADA      CDS                                                      Equity, Corporate, Government Debt
              (The Canadian Depository for Securities Limited)

  CHILE       DCV                                                      Equity, Corporate Debt, Government
              (Deposito Central de Valores S.A.)                       Debt

  CHINA,      SSCCRC                                                   Equity
  SHANGHAI    (Shanghai Securities Central Clearing and Registration
              Corporation)

  CHINA,      SSCC                                                     Equity
  SHENZHEN    (Shenzhen Securities Clearing Company, Limited)

  COLOMBIA    DCV                                                      Government Debt
              (Deposito Central de Valores)

  COLOMBIA    DECEVAL                                                  Equity, Corporate Debt, Government
              (Deposito Centralizado de Valores de Colombia S.A.)      Debt

  CROATIA     SDA                                                      Equity, Government Debt
              (Central Depository Agency Inc.-Stredisnja depozitarna
              agencija d.d.)

  CROATIA     MINISTRY OF FINANCE OF THE REPUBLIC OF                   Short-term debt issued by the
              CROATIA                                                  Ministry of Finance.

  CROATIA     CNB                                                      Short-term debt issued by the
              (Croatian National Bank)                                 National Bank of Croatia.
------------------------------------------------------------------------------------------------------------

                                     1-B-1

Appendix 1-B


                            SECURITIES DEPOSITORIES


-------------------------------------------------------------------------------------------------------------------
      COUNTRY                              DEPOSITORY                                     INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
  CZECH REPUBLIC   SCP                                                        Equity, Corporate Debt, Government
                   (Stredisko cennych papiru)                                 Debt

  CZECH REPUBLIC   CNB                                                        Government Debt
                   (Czech National Bank)

  DENMARK          VP                                                         Equity, Corporate Debt, Government
                   (Vaerdipapircentralen A/S)                                 Debt

  EGYPT            MCSD                                                       Equity, Corporate Debt
                   (Misr for Clearing, Settlement and Depository, S.A.E.)

  ESTONIA          ECDS                                                       Equity, Corporate Debt, Government
                   (Estonian Central Depository for Securities Limited-Eesti  Debt
                   Vaatpaberite Keskdepositoorium)

  EUROMARKET       DCC                                                        Euro-CDs
                   (The Depository and Clearing Centre)

  EUROMARKET       CLEARSTREAM                                                Euro-Debt
                   (Clearstream Banking, S.A.)

  EUROMARKET       EUROCLEAR                                                  Euro-Debt

  FINLAND          APK                                                        Equity, Corporate Debt, Government
                   (Finnish Central Securities Depository Limited)            Debt

  FRANCE           EUROCLEAR FRANCE                                           Equity, Corporate Debt, Government
                                                                              Debt

  GERMANY          CLEARSTREAM                                                Equity, Corporate Debt, Government
                   (Clearstream Banking AG)                                   Debt

  GREECE           CSD                                                        Equity, Corporate Debt
                   (Central Securities Depository S.A.)

  GREECE           BOG                                                        Government Debt
                   (Bank of Greece)

  HONG KONG        HKSCC                                                      Equity
                   (Hong Kong Securities Clearing Company Limited)

  HONG KONG        CMU                                                        Corporate Debt, Government Debt
                   (Central Moneymarkets Unit)

  HUNGARY          KELLER                                                     Equity, Corporate Debt, Government
                   (Central Depository and Clearing House-Kosponti            Debt
                   Elszamolohaz es Ertektar (Budapest) Rt.)

  INDIA            NSDL                                                       Equity, Corporate Debt, Government
                   (National Securities Depository Limited)                   Debt

  INDIA            CDSL                                                       Equity
                   (Central Depository Services (India) Limited)

  INDIA            RBI                                                        Government Debt
                   (Reserve Bank of India)

  INDONESIA        KSEI                                                       Equity, Corporate Debt
                   (PT Kustodian Sentral Efek Indonesia)

  IRELAND          CREST                                                      Equity, Corporate Debt
                   (CRESTCo Limited)

  ISRAEL           TASE CLEARING HOUSE                                        Equity, Corporate Debt, Government
                   (Tel Aviv Stock Exchange Clearing House)                   Debt

  ITALY            MONTE TITOLI S.P.A.                                        Equity, Corporate Debt, Government
                                                                              Debt

  ITALY            BANCA D'ITALIA                                             Government Debt
-------------------------------------------------------------------------------------------------------------------

                                     1-B-2

Appendix 1-B


                            SECURITIES DEPOSITORIES


-------------------------------------------------------------------------------------------------------------------
    COUNTRY                             DEPOSITORY                                     INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
  IVORY COAST   DC/BR                                                      Equity
                (Le Depositaire Central / Banque de Reglement)

  JAPAN         JASDEC                                                     Equity, Convertible Debt
                (Japan Securities Depository Center)

  JAPAN         BOJ                                                        Registered Government Debt
                (Bank of Japan)

  KAZAHKSTAN    CSD                                                        Equity
                (Central Securities Depository CJSC)

  KENYA         CBCD                                                       Government Debt
                (Central Bank Central Depository)

  LATVIA        LCD                                                        Equity, Corporate Debt, Government
                (Latvian Central Depository)                               Debt

  LEBANON       MIDCLEAR S.A.L.                                            Equity
                (Custodian and Clearing Center of Financial Instruments
                for Lebanon and the Middle East S.A.L.)

  LITHUANIA     CSDL                                                       Equity, Corporate Debt, Government
                (Central Securities Depository of Lithuania)               Debt

  LUXEMBOURG    CLEARSTREAM                                                Equity
                (Clearstream Banking S.A.)

  MALAYSIA      MCD                                                        Equity, Corporate Debt, Government
                (Malaysian Central Depository Sdn. Bhd.)                   Debt

  MAURITIUS     CDS                                                        Equity, Corporate Debt
                (Central Depository and Settlement Company Limited)

  MEXICO        INDEVAL                                                    Equity, Corporate Debt, Government
                (S.D. INDEVAL S.A. de C.V.)                                Debt

  MOROCCO       MAROCLEAR                                                  Equity, Corporate Debt, Government
                                                                           Debt

  NETHERLANDS   NECIGEF                                                    Equity, Corporate Debt, Government
                (Nederlands Centraal Insituut voor Giraal                  Debt
                Effectenverkeer B.V.)

  NEW ZEALAND   NZCSD                                                      Equity, Corporate Debt, Government
                (New Zealand Central Securities Depository)                Debt

  NIGERIA       CSCS                                                       Equity, Corporate Debt, Government
                (Central Securities Clearing System Limited)               Debt

  NORWAY        VPS                                                        Equity, Corporate Debt, Government
                (Verdipapirsentralen)                                      Debt

  OMAN          MDSRC                                                      Equity, Corporate Debt
                (The Muscat Depository and Securities Registration
                Company, S.A.O.C.)

  PAKISTAN      CDC                                                        Equity, Corporate Debt
                (Central Depository Company of Pakistan Limited)

  PAKISTAN      SBP                                                        Government Debt
                (State Bank of Pakistan)

  PERU          CAVALI                                                     Equity, Corporate Debt, Government
                (CAVALI ICLV S.A.)                                         Debt

  PHILIPPINES   PCD                                                        Equity
                (Philippine Central Depository Inc.)

  PHILIPPINES   ROSS                                                       Government Debt
                (Bangko Sentral ng Pilipinas / Register of Scripless
                Securities)
-------------------------------------------------------------------------------------------------------------------

                                     1-B-3

Appendix 1-B


                            SECURITIES DEPOSITORIES


-------------------------------------------------------------------------------------------------------------------
     COUNTRY                          DEPOSITORY                                  INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
  POLAND         NDS                                                  Equity, Long-Term Government
                 (National Depository for Securities S.A.)            Debt

  POLAND         CRT                                                  Short-Term Government Debt
                 (Central Registry of Treasury-Bills)

  PORTUGAL       CVM                                                  Equity, Corporate Debt, Government
                 (Central de Valores Mobiliarios e Sistema de         Debt
                 Liquidacao e Compensacao)

  ROMANIA        SNCDD                                                Equity
                 (National Company for Clearing, Settlement and
                 Depository for Securities)

  ROMANIA        BSE                                                  Equity
                 (Bucharest Stock Exchange Registry)

  RUSSIA         VTB                                                  Equity, Corporate Debt, Government
                 (Vneshtorgbank)                                      Debt (Ministry of Finance Bonds)

  RUSSIA         NDC                                                  Equity, Corporate Debt, Government
                 (National Depository Centre)                         Debt

  RUSSIA         DCC                                                  Equity
                 (Depository Clearing Company)

  SINGAPORE      CDP                                                  Equity, Corporate Debt
                 (The Central Depository (Pte) Limited)

  SINGAPORE      SGS                                                  Government Debt
                 (Monetary Authority of Singapore / Singapore
                 Government Securities Book-Entry System)

  SLOVAK         SCP                                                  Equity, Corporate Debt, Government
  REPUBLIC       (Stredisko cennych papierov SR Bratislava, a.s.)     Debt

  SLOVAK         NBS                                                  Government Debt
  REPUBLIC       (National Bank of Slovakia)

  SLOVENIA       KDD                                                  Equity, Corporate Debt, Government
                 (Centralna klirinsko depotna druzba d.d.)            Debt

  SOUTH AFRICA   CDL                                                  Corporate Debt, Government Debt
                 (Central Depository (Pty) Limited)

  SOUTH AFRICA   STRATE                                               Equity
                 (Share Transactions Totally Electronic)

  SOUTH KOREA    KSD                                                  Equity, Corporate Debt, Government
                 (Korea Securities Depository)                        Debt

  SPAIN          SCLV                                                 Equity, Corporate Debt
                 (Servicio de Compensacion y Liquidacion de Valores,
                 S.A.)

  SPAIN          CBEO                                                 Government Debt
                 (Banco de Espana / Central Book Entry Office)

  SRI LANKA      CDS                                                  Equity, Corporate Debt
                 (Central Depository System (Private) Limited)

  SWEDEN         VPC                                                  Equity, Corporate Debt, Government
                 (Vardepapperscentralen AB)                           Debt

  SWITZERLAND    SIS                                                  Equity, Corporate Debt, Government
                 (SIS SegalnterSettle AG)                             Debt

  TAIWAN         TSCD                                                 Equity, Government Debt
                 (Taiwan Securities Central Depository Co., Ltd.)

  THAILAND       TSD                                                  Equity, Corporate Debt, Government
                 (Thailand Securities Depository Company Limited)     Debt
-------------------------------------------------------------------------------------------------------------------

                                     1-B-4

Appendix 1-B


                            SECURITIES DEPOSITORIES


-------------------------------------------------------------------------------------------------------------------
     COUNTRY                          DEPOSITORY                                INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
  TUNISIA         STICODEVAM                                        Equity, Corporate Debt, Government
                  (Societe Tunisienne Interprofessionnelle pour la  Debt
                  Compensation et le Depot des Valeurs Mobilieres)

  TURKEY          TAKASBANK                                         Equity, Corporate Debt, Government
                  (IMKB Takas ve Saklama Bankasi A.S.)              Debt

  UNITED          CREST                                             Equity, Corporate Debt, Government
  KINGDOM         (CRESTCo Limited)                                 Debt

  UNITED          CMO                                               Sterling & Euro CDs, Commercial
  KINGDOM         (Central Moneymarkets Office)                     Paper

  UNITED STATES   DTC                                               Equity, Corporate Debt
                  (Depository Trust Company)

  UNITED STATES   PTC                                               Mortgage Back Debt
                  (Participants Trust Company)

  UNITED STATES   FED                                               Government Debt
                  (The Federal Reserve Book-Entry System)

  URUGUAY         BCU                                               Corporate Debt, Government Debt
                  (Banco Central del Uruguay)

  VENEZUELA       BCV                                               Government Debt
                  (Banco Central de Venezuela)

  ZAMBIA          CSD                                               Equity, Government Debt
                  (LuSE Central Shares Depository Limited)

  ZAMBIA          BOZ                                               Government Debt
                  (Bank of Zambia)
-------------------------------------------------------------------------------------------------------------------

                                     1-B-5